Exhibit 99.1

Media Contact: Margie Kriebel Meru Networks 1 (408) 215-5000 mkriebel@merunetworks.com Jesse Hamlin Eastwick 518-281-0631 meru@eastwick.com

Meru Networks Strengthens Financial Position with $12 Million Growth Capital Debt Financing

SUNNYVALE, Calif., June 7, 2012 —  Meru Networks, Inc., (NASDAQ:MERU), a pioneer in virtualized 802.11 enterprise wireless networking, today announced that it has received a $12 million growth capital debt financing from Western Technology Investment (WTI), a leading technology investment firm which has backed companies such as 3PAR, Facebook, Google, and Juniper Networks.  The financing is structured such that $12 million will be funded immediately, and will amortize over a 39-month period.

“We look to invest in companies that have potential for long-term value creation, are at an inflection point in growth and want a strategic partner to help them reach the next stage of development,” said Jay Cohan, investment partner at WTI. “Meru is aimed to capitalize on the wireless LAN market which is projected to see nearly 20 percent year-over-year growth through 2013.”

“We believe this investment by WTI further validates Meru’s strategy and approach in this vibrant and growing market,” said Bami Bastani, Ph.D., president and CEO of Meru. “Meru’s technology is specifically designed to meet the tsunami of bring your own device, or “BYOD” consumer devices in large organizations where conventional architectures often fail.”

About Meru Networks

Meru Networks (NASDAQ: MERU) designs, develops, and distributes virtualized wireless LAN solutions that provide enterprises with the performance, reliability, predictability and operational simplicity of a wired network with the advantages of mobility. Meru’s innovative network-in-control architecture virtualizes wireless access and produces an intelligent, self-monitoring WLAN. Moving to Meru lets enterprises migrate business-critical applications from wired networks to an all-wireless network able to handle the diversity and density of mobile communication devices. Meru’s unique “network-in-control” wireless architecture is used by all major vertical industries including Fortune 500 businesses, health care, education, retail, manufacturing, hospitality, and government. Founded in 2002, Meru is headquartered in Sunnyvale, Calif., and operates worldwide. Visit www.merunetworks.com or call (408) 215-5300 for more information.

This press release contains forward-looking statements and information. All statements other than statements of historical facts, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “might,” “objective,” “estimate,” “continue,” “anticipate,” “project,” “intend,” “will,” “should,” “could,” “plan,” “future,” “expect,” “predict,” “potential,” or the negative of these terms or other similar expressions. These forward-looking statements include but are not limited to our expectations regarding growth in the wireless LAN market, market demand for our products and services, our expectations regarding our business strategy, position, and future business and financial performance, and our belief that our technology is specifically designed to meet the tsunami of BYOD consumer devices. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial conditions, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, whether the market for our products and solutions continue to develop and grow, our limited operating history, our ability to compete effectively, our ability to increase market awareness of our brand and solutions and our ability to continue to utilize our technology and protect our intellectual property rights, and a number of other factors out of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. The risks and uncertainties include those described in Meru Networks’ documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this news release are based on information available to Meru Networks as of the date hereof.

These forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risk and uncertainties. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. We cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. Any forward-looking statement speaks only as of its date. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations.